Exhibit 10.16
--------------------------------------------------------------------------------



                         SIXTH AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

                                      among

                          OUTBOARD MARINE CORPORATION,
                         OMC ALUMINUM BOAT GROUP, INC.,
                          OMC FISHING BOAT GROUP, INC.,

                       OMC LATIN AMERICA/CARIBBEAN, INC.,

                                       and

                   RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP
                          as Borrowers and Guarantors,

                                       and

                       OMC RECREATIONAL BOAT GROUP, INC.,

                                       and

               (and the other Borrowers and/or Guarantors, if any,
                        from time to time party hereto),

                              BANK OF AMERICA, N.A.
                             as Agent and a Lender,

        (and the other Lenders, if any, from time to time party hereto), as Lenders

                       Dated effective as of July 30, 1999

                         SIXTH AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

        THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), dated effective as of July 30, 1999 (the "Amendment Effective Date"), is executed and entered into by and among OUTBOARD MARINE CORPORATION, a Delaware corporation ("OMC"), OMC ALUMINUM BOAT GROUP, INC., a Delaware corporation OMC FISHING BOAT GROUP, INC., a Delaware corporation, OMC LATIN AMERICA/CARIBBEAN, INC., a Delaware corporation, RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP, a Delaware limited partnership, OMC RECREATIONAL BOAT GROUP, INC., a Delaware corporation (collectively all of the "Loan Parties," as of the Amendment Effective Date, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Loan Parties"), each of the lending institutions signatory hereto (collectively all of the "Lenders," as of the Amendment Effective Date, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Lenders") and BANK OF AMERICA, N.A., (a national banking association and successor in interest to Bank of America, N.A., formerly NationsBank, N.A., successor in interest to NationsBank of Texas, N.A.), in its capacity as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, herein called "Agent").

                                    RECITALS:

        A. The Loan Parties, the Lenders and Agent are parties to the certain Amended and Restated Loan and Security Agreement dated effective as of January 6, 1998, as amended by the certain First Amendment to Loan and Security Agreement dated effective as of May 21, 1998, the Second Amendment to Amended and Restated Loan and Security Agreement dated effective as of August 31, 1998, the Third Amendment to Amended and Restated Loan and Security Agreement dated effective as of December 21, 1998, the Fourth Amendment to Amended and Restated Loan and Security Agreement dated effective as of February 1, 1999, and the Fifth Amendment to Amended and Restated Loan and Security Agreement dated effective as of February 25, 1999 (hereinafter called the "Agreement"). Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Agreement, as amended by this Amendment.

        B. The Loan Parties, the Lenders and Agent have agreed to amend the Agreement as provided hereinbelow.

        NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

        Section 1.1 Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment, shall have the same meaning given to such term in the Agreement, as amended by this Amendment.

                                    ARTICLE 2

                                   Amendments

        Section 2.1 Amendment to Definitions in Article 1 of the Agreement. Effective as of the date hereof, the following definitions in Article 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

               "Applicable Margin" means, for the period through the end of the fiscal quarter of OMC in which Agent receives OMC's financial statements dated December 31, 1999, pursuant to Section 11.1(a), two percent (2%) with respect to Eurodollar Loans and one-half percent (0.5%) with respect to Base Rate Loans, subject to adjustment from time to time thereafter to the percentage specified for each Type of Loan, corresponding to the Leverage Ratio, as set forth below, respectively:

================================================================================
            Leverage Ratio                 Eurodollar Loans      Base Rate Loans
================================================================================
 Greater than or equal to 3.5 to 1.0             2.00%                0.50%
--------------------------------------------------------------------------------
   Less than 3.5 to 1.0 but greater              1.75%                0.00%
     than or equal to 2.5 to 1.0
--------------------------------------------------------------------------------
         Less than 2.5 to 1.0                    1.25%                0.00%
================================================================================

        provided, however, that notwithstanding the forgoing, on any day on which the unpaid balance of Loans exceeds the aggregate amount determined under paragraph (b) of the definition of "Borrowing Base" without giving effect to subparagraph (vii) thereof, with respect to that portion of the balance of the Loans which is up to, but does not exceed, $30,000,000, "Applicable Margin" means the Applicable Margin determined as provided above plus three-quarters of one percent (0.75%)). For the purpose of determining the Applicable Margin, OMC's Leverage Ratio shall be determined based upon OMC's Consolidated financial statements for the months of March, June, September and December delivered to Agent as required by Section 11.1, and any resulting change, if any, in the Applicable Margin, shall become effective (i) as to Base Rate Loans, as of the first day of the calendar month following the month in which such financial statements are delivered to Agent and (ii) as to Eurodollar Loans, as of the date (on or after the effective date as referenced in clause (i) preceding) when any such Eurodollar Loan is made, Continued or Converted, as the case may be.

               "Borrowing Base" means, at any time, an amount equal to the lesser of:

                       (a) the maximum principal amount of the Revolving Credit Facility, minus the sum of return

                            (i)   the Letter of Credit Reserve, plus return

                            (ii)  the Reserve, or

                       (b)  an amount equal to the sum of

                            (i) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible Receivables that are determined by Agent in its discretion to be Qualified L/C Supported Receivables at such time, plus

                            (ii) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible Receivables that are determined by Agent in its discretion to be Qualified Guaranteed Receivables at such time, plus

                            (iii) 85% (or such lesser percentage as Agent may
                                  determine pursuant to Section 2.5) of the face value of Eligible Domestic Receivables (other than Qualified L/C Supported Receivables or Qualified Guaranteed Receivables) at such time, plus

                            (iv) 75% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the Dollar Equivalent face value of Eligible Foreign Receivables (other than Qualified L/C Supported Receivables or Qualified Guaranteed Receivables) at such time, plus

                            (v)   the lesser of

                                  (A) 60% with respect to Eligible Domestic
                                      Inventory and 50% with respect to Eligible
                                      Foreign Inventory (or such lesser
                                      percentage as Agent may determine pursuant to Section 2.5) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis or fair market value of such Eligible Inventory, as applicable, net of the Loan Parties' reserve for obsolescence (if any), at such time, plus, the following percentage, as applicable (or such lesser percentage as Agent may in its discretion determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis or fair market value of Eligible Work-In-Process Inventory, net of the Loan Parties' reserve for obsolescence (if any): (i) 35% during the period of January 1, 1998 through April 30, 1998,
                                      (ii) 35% during the period of January 1, 1999 through June 30, 1999, (iii) 35%
                                      during the period July 30, 1999 through
                                      August 31, 1999, (iv) 17.5% during the
                                      period September 1, 1999 through
                                      September 30, 1999 and (v) 35% during the period of January 1 through April 30 of any calendar year thereafter, or

                                  (B) $75,000,000, minus

                            (vi)  the Letter of Credit Reserve; plus

                            (vii) provided that the representations of Borrowers
                                  under Section 7.1(z) are and remain true and correct, with respect to any period commencing during any calendar year, determined as provided hereinbelow (each such period herein called a "Designated Period") (i) $30,000,000 at any time during any portion of any single Designated Period that occurs from the Agreement Date through December 30, 1998, (ii) $20,000,000 at any time during any portion of any single Designated Period that occurs during the period from December 31, 1998 through January 31, 1999, (iii) $30,000,000 at any time during any portion of any two
                                  Designated Periods that occur during the period February 1, 1999 through October 31, 1999, (iv) $10,000,000 at any time during any portion of any single Designated Period that occurs during the period from December 31, 1999 through December 30, 2000 and (v) $0.00 on and at all times after December 31, 2000; provided, that any such Designated Period for any calendar year shall begin on the first Business Day, if any, occurring during such year (or, with respect to the second of the Designated Periods referenced in clause (iii), on the first Business Day, if any, occurring after expiration of the first of such Designated Periods) on which the aggregate outstanding balance of Loans first exceeds an amount equal to the aggregate amount determined under paragraph (b) of this definition without regard to this subparagraph
                                  (vii), and shall terminate on the earlier of
                                  (x) the expiration of one hundred eighty

                                  (180) days thereafter or (y) October 31, 1999 with respect to the calendar year 1999 or December 31 of any other calendar year,

                       provided, that with respect to clause (b) preceding, Agent may deduct any Reserve prior to application of the relevant percentages used to calculate the Borrowing Base as set forth herein.

               "Indebtedness" of any Person means, without duplication, all Liabilities of such Person, and to the extent not otherwise included in Liabilities, the following:

               (a) all obligations for Money Borrowed or for the deferred purchase price of property or services;

               (b) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person;

               (c) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person;

               (d) the mark to market settlement amount of all obligations of such Person in respect of Interest Rate Protection Agreements to the extent that such Person would suffer a loss thereunder; and

               (e) in the case of any Borrower (without duplication) all obligations of such Borrower under the Revolving Credit Loans.

               "Leverage Ratio" means, at any time, the ratio of (i) the sum of Indebtedness for Money Borrowed, determined as of such time, to (ii) EBITDA, determined for the preceding four (4) completed fiscal quarters.

               "Termination Date" means December 31, 2001, such earlier date as all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility shall have been terminated, or such later date as to which the same may be extended pursuant to the provisions of
        Section 2.7.

        Section 2.2 Amendment Section 11.1. Section 11.1 of the Loan and Security Agreement hereby is amended and restated to read as follows:

               Section 11.1   Financial Statements.

               a. Audited Year-End Statements. As soon as available, but in any event within one hundred twenty (120) days after the end of each of its fiscal years OMC and each other Loan Party (to the extent its financial statements are not reported on a consolidated basis with OMC) will provide Agent with copies of the consolidating and consolidated balance sheets of such Person and its Consolidated Subsidiaries as at the end of such fiscal year and the related statements of earnings, shareholders' equity and statement of cash flows for such fiscal year, in each case setting forth in comparative form the figures for the previous fiscal year of such Person, reported on, as to such consolidated statements, without qualification (provided that OMC's financial statements for the fiscal year ended September 30, 1997, may be qualified solely as to the future maturity of its $150,000,000 loan facility provided pursuant to that certain Credit Agreement, dated August 13, 1997, as amended, by and among Greenmarine Acquisition Corp., as borrower, and American Annuity Group, Inc. and Great American Insurance Company, as lenders, which matures in June 1998) as to the scope of the audit or the status of such Person as a "going concern", by independent certified public accountants of nationally recognized standing.

               b. Monthly Financial Statements. As soon as available after the end of each month, but in any event within thirty (30) days after the end of each month, each Loan Party will provide Agent with copies of the unaudited consolidated balance sheet of such Loan Party and its Consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of earnings and cash flows for such Loan Party and its Consolidated Subsidiaries for such month and for the portion of the fiscal year of such Loan Party and its Consolidated Subsidiaries through such month, certified by a Financial Officer as presenting fairly the financial condition and results of operations of such Loan Party (subject to normal year-end audit adjustments).

               c. Quarterly Financial Statements. As soon as available after the end of each fiscal quarter, but in any event within forty-five (45) days after the end of each fiscal quarter, each Loan Party will provide Agent with copies of the unaudited consolidated and consolidating balance sheets of such Loan Party and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated and consolidating statements of earnings and cash flows for such Loan Party and its Consolidated Subsidiaries for such quarter and for the portion of the fiscal year of such Loan Party and its Consolidated Subsidiaries through such quarter, certified by a Financial Officer as presenting fairly the financial condition and results of operations of such Loan Party (subject to normal year-end audit adjustments).

All of the financial statements referenced in this Section 11.1 are to be complete and correct in all material respects and prepared in accordance with GAAP (except, with respect to the monthly financial statements referred to in clause (b), for the omission of footnotes and for the effect of normal year-end audit adjustments) applied consistently throughout the periods reflected therein.

        Section 2.3 Amendment Section 11.3. In Section 11.3 of the Loan and Security Agreement the reference to "Section 11.1(b)" hereby is amended and restated to read "Section 11.1(c)".

                                    ARTICLE 3

                                  Miscellaneous

        Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

               (a) Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Agent:

                    (i) Amendment Documents. This Amendment and any other
               instrument, document or certificate required by Agent to be executed or delivered by any of the Loan Parties, Agent or the Lenders in connection with this Amendment, in each case duly executed (the "Amendment Documents");

                    (ii) Fees and Expenses. Evidence that the costs and expenses
               (including, without limitation, reasonable attorneys' fees and expenses) incurred by Agent incident to this Amendment or otherwise required to be paid in accordance with Section 16.2 of the Agreement, to the extent incurred and submitted to the Loan Parties, shall have been paid in full;

                    (iii) Additional Information. Agent shall have received such additional documents, instruments and information as Agent may reasonably request to effect the transactions contemplated hereby; and

                    (iv) Consents. All consents required by Section 16.9 of the
               Agreement shall have been obtained (it being understood that, pursuant to Section 16.9 of the Agreement, consent of Agent and all Lenders shall be required for effectiveness of Section 2.1 of this Amendment and consent of Agent and Required Lenders shall be required for effectiveness of all other provisions of this Agreement.

                    (v) Amendment Fee. Payment of an amendment fee in an amount agreed upon among the Loan Parties, Agent and the Lenders.

               (c) The representations and warranties contained herein, in the Agreement and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

               (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent.

               (e) No Default or Event of Default shall have occurred and be continuing.

        Section 3.2 Representations and Warranties. The Loan Parties hereby represent and warrant to, and agree with, Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Loan Parties (as applicable) and will not violate any of such Loan Party's certificate of incorporation or bylaws (or, in the case of Recreational Boat Group Limited Partnership, its certificate of limited partnership or its limited partnership agreement), (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (d) no Default or Event of Default has occurred and is continuing, (e) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, and (f) the certifications delivered to Agent under clause (i), clause (ii) and clause (iii) of Section 6.1(c) of the Agreement (in the case of the certification required by such clause (iii), as subsequently modified pursuant to Section 6.2(b) of the Agreement) remain true, correct and complete as of the Amendment Effective Date.

        Section 3.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

        Section 3.4 Reference to Agreement. Each of the Loan Documents, including the Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

        Section 3.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 3.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except each of the Loan Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Lenders.

        Section 3.7 General. This Amendment, when signed by each signatory as provided hereinbelow (i) shall be deemed effective prospectively as of the Amendment Effective Date, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties,
(iii) shall be governed and construed according to the laws of the State of Texas, and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

        THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT
        BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY
        EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
        AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL
        AGREEMENTS BETWEEN THE PARTIES.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the date specified in the preamble hereof.


                                     BORROWERS:

                                     OUTBOARD MARINE CORPORATION

                                     By:  /s/ Andrew P. Hines
                                         -------------------------------
                                     Name:    Andrew P. Hines
                                           -----------------------------
                                     Title:   Executive Vice President and
                                              Chief Financial Officer
                                            ----------------------------

                                     By:  /s/ Gordon G. Repp
                                         -------------------------------
                                     Name:    Gordon G. Repp
                                           -----------------------------
                                     Title:   Senior Counsel and
                                              Assistant Secretary
                                            ----------------------------


                                     OMC ALUMINUM BOAT GROUP, INC.


                                     By:  /s/ Andrew P. Hines
                                         -------------------------------
                                     Name:    Andrew P. Hines
                                           -----------------------------
                                     Title:   Chief Financial Officer
                                            ----------------------------


                                     By:  /s/ Gordon G. Repp
                                         -------------------------------
                                     Name:    Gordon G. Repp
                                           -----------------------------
                                     Title:   Assistant Secretary and
                                              Treasurer
                                            ----------------------------

                                     OMC FISHING BOAT GROUP, INC.


                                     By:  /s/ Andrew P. Hines
                                         -------------------------------
                                     Name:    Andrew P. Hines
                                           -----------------------------
                                     Title:   Chief Financial Officer
                                            ----------------------------


                                     By:  /s/ Gordon G. Repp
                                         -------------------------------
                                     Name:    Gordon G. Repp
                                           -----------------------------
                                     Title:   Assistant Secretary and
                                              Treasurer
                                            ----------------------------


                                     OMC LATIN AMERICA/CARIBBEAN, INC.


                                     By:  /s/ Andrew P. Hines
                                         -------------------------------
                                     Name:    Andrew P. Hines
                                           -----------------------------
                                     Title:   Chief Financial Officer
                                            ----------------------------


                                     By:  /s/ Gordon G. Repp
                                         -------------------------------
                                     Name:    Gordon G. Repp
                                           -----------------------------
                                     Title:   Assistant Secretary
                                            ----------------------------


                                     RECREATIONAL BOAT GROUP
                                          LIMITED PARTNERSHIP

                                     By:  OMC Recreational Boat Group, Inc.,
                                               General Partner


                                     By:  /s/ Andrew P. Hines
                                         -------------------------------
                                     Name:    Andrew P. Hines
                                           -----------------------------
                                     Title:   Chief Financial Officer
                                            ----------------------------


                                     By:  /s/ Gordon G. Repp
                                         -------------------------------
                                     Name:    Gordon G. Repp
                                           -----------------------------
                                     Title:   Assistant Secretary and
                                              Treasurer
                                            ----------------------------

                                     GUARANTOR:

                                     OMC RECREATIONAL BOAT GROUP, INC.


                                     By:  /s/ Andrew P. Hines
                                         -------------------------------
                                     Name:    Andrew P. Hines
                                           -----------------------------
                                     Title:   Chief Financial Officer
                                            ----------------------------


                                     By:  /s/ Gordon G. Repp
                                         -------------------------------
                                     Name:    Gordon G. Repp
                                           -----------------------------
                                     Title:   Assistant Secretary and
                                              Treasurer
                                            ----------------------------

                                     AGENT:

                                     BANK OF AMERICA, N.A.
                                     In its capacity as Agent


                                     By:  /s/ Stacey Wills
                                         -------------------------------
                                     Name:    Stacey Wills
                                           -----------------------------
                                     Title:   Vice President
                                            ----------------------------

                                     LENDERS:

                                     BANK OF AMERICA, N.A.
                                     In its capacity as Agent


                                     By:  /s/ Stacey Wills
                                         -------------------------------
                                     Name:    Stacey Wills
                                           -----------------------------
                                     Title:   Vice President
                                            ----------------------------

                                     AMERICAN NATIONAL BANK AND
                                     TRUST COMPANY OF CHICAGO


                                     By:  /s/ Donna H. Evans
                                         -------------------------------
                                     Name:    Donna H. Evans
                                           -----------------------------
                                     Title:   Vice President
                                            ----------------------------

                                     FLEET CAPITAL CORPORATION


                                     By:  /s/ Thomas Maiale
                                         -------------------------------
                                     Name:    Thomas Maiale
                                           -----------------------------
                                     Title:   Vice President
                                            ----------------------------

                                     THE CIT GROUP/BUSINESS CREDIT, INC.


                                     By:  /s/ Neal T. Legan
                                         -------------------------------
                                     Name:    Neal T. Legan
                                           -----------------------------
                                     Title:   Vice President
                                            ----------------------------

                                     TRANSAMERICA BUSINESS CREDIT
                                     CORPORATION


                                     By:  /s/ R.L. Heinl
                                         -------------------------------
                                     Name:    R.L. Heinl
                                           -----------------------------
                                     Title:   Senior Vice President
                                            ----------------------------

                                     FLEET BUSINESS CREDIT CORPORATION


                                     By:  /s/ Thomas Maiale
                                         -------------------------------
                                     Name:    Thomas Maiale
                                           -----------------------------
                                     Title:   Vice President
                                            ----------------------------